UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2011 (June 15, 2011)

URANIUM 308 CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-52476 (Commission File Number)	33-1173228 (IRS Employer Identification No.)

2808 Cowan Circle Las Vegas, NV (Address of principal executive offices)	89107 (Zip Code)

Registrant's telephone number, including area code   702-425-8662

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2011, we entered into an Agreement for the Sale and Assignment and Affirmation of Obligations (the “Assignment & Affirmation Agreement”) with one of our lenders and an individual in Minnesota, whereby we agreed to the sale and assignment of $30,000 of indebtedness from the certain lender (the “Assignor”) to the individual in Minnesota (the “Assignee”) and we affirmed our obligation to the Assignee to pay the indebtedness.

On June 15, 2011 and in conjunction with the Assignment & Affirmation Agreement of the same date, we entered into an Agreement for Conversion of Indebtedness to Common Stock (the “Conversion Agreement”) with the Assignee, whereby we agreed with the Assignee to convert the $30,000 indebtedness into 3,000,000 shares of our common stock subject to the terms and conditions of the Conversion Agreement.

On June 22, 2011, we entered into an Agreement for the Sale and Assignment and Affirmation of Obligations (the “Assignment & Affirmation Agreement”) with one of our lenders and an individual in Florida, whereby we agreed to the sale and assignment of $75,000 of indebtedness from the certain lender (the “Assignor”) to the individual in Florida (the “Assignee”) and we affirmed our obligation to the Assignee to pay the indebtedness.

On June 22 2011 and in conjunction with the Assignment & Affirmation Agreement of the same date, we entered into an Agreement for Conversion of Indebtedness to Common Stock (the “Conversion Agreement”) with the Assignee, whereby we agreed with the Assignee to convert the $75,000 indebtedness into 7,500,000 shares of our common stock subject to the terms and conditions of the Conversion Agreement.

On June 27, 2011, we entered into an Agreement for the Sale and Assignment and Affirmation of Obligations (the “Assignment & Affirmation Agreement”) with one of our lenders and an individual in Florida, whereby we agreed to the sale and assignment of $75,000 of indebtedness from the certain lender (the “Assignor”) to the individual in Florida (the “Assignee”) and we affirmed our obligation to the Assignee to pay the indebtedness.

On June 27 2011 and in conjunction with the Assignment & Affirmation Agreement of the same date, we entered into an Agreement for Conversion of Indebtedness to Common Stock (the “Conversion Agreement”) with the Assignee, whereby we agreed with the Assignee to convert the $75,000 indebtedness into 7,500,000 shares of our common stock subject to the terms and conditions of the Conversion Agreement.

On June 28, 2011, we entered into an Agreement for the Sale and Assignment and Affirmation of Obligations (the “Assignment & Affirmation Agreement”) with one of our lenders and an individual in Florida, whereby we agreed to the sale and assignment of $75,000 of indebtedness from the certain lender (the “Assignor”) to the individual in Florida (the “Assignee”) and we affirmed our obligation to the Assignee to pay the indebtedness.

On June 28 2011 and in conjunction with the Assignment & Affirmation Agreement of the same date, we entered into an Agreement for Conversion of Indebtedness to Common Stock (the “Conversion Agreement”) with the Assignee, whereby we agreed with the Assignee to convert the $75,000 indebtedness into 7,500,000 shares of our common stock subject to the terms and conditions of the Conversion Agreement.

The foregoing description of the Assignment & Affirmation Agreements do not purport to be complete and are qualified in their entirety by reference to the form of Assignment & Affirmation Agreement, which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

The foregoing description of the Conversion Agreements do not purport to be complete and are qualified in their entirety by reference to the form of Conversion Agreement, which is attached hereto as Exhibit 10.2, and is incorporated by reference herein.

On June 29, 2011, we entered into a mineral property option agreement (the “Option Agreement”) with Laberinto Holdings, S.A. (“Laberinto”), a Peruvian corporation, whereby we have the ability to acquire up to a 75% ownership interest in mineral concession number 01-02934-11 containing 100 hectares in the Pernene district, Chanchamayo, Peru, and mineral concession number 01-02933-11 containing 800 hectares in the Palca district, Tarma, Peru, both located in the Department of Junin (collectively, the “Concessions”) in exchange for: (i) the payment of US$50,000 in cash to Laberinto within two months following the execution of the Option Agreement for a 25% interest in the Concessions; (ii) the issuance of 15,000,000 shares of our restricted common stock to Laberinto upon the execution of the Option Agreement for an additional 25% interest in the Concessions; and (iii) exploration expenditures by us in our sole discretion on the Concessions in the amount of US$250,000 on or before the first anniversary of the execution of the Option Agreement for an additional 25% interest in the Concessions.

Our shares of common stock to be issued to Laberinto under the Option Agreement will not be registered under the Securities Act of 1933, as amended, or under the securities laws of any state in the United States, and will be issued in reliance upon an exemption from registration under the Securities Act of 1933. The securities may not be offered or sold in the United States absent registration under the Securities Act of 1933 or an applicable exemption from such registration requirements.

The foregoing description of the Option Agreement does not purport to be complete and is qualified in its entirety by reference to the Option Agreement, which is attached hereto as Exhibit 10.3, and is incorporated by reference herein.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

On July 5, 2011, we issued 3,000,000 shares of our common stock to an individual in Minnesota pursuant to an Agreement for Conversion of Indebtedness to Common Stock, dated June 15, 2011, entered into with the individual in Minnesota at a price of $0.01 per share resulting in the elimination of $30,000 of indebtedness on our books.  We believe that the issuance is exempt from registration pursuant to Section 3(a)(9) and/or Section 4(2) of the Securities Act of 1933, as amended.

On July 5, 2011, we issued 7,500,000 shares of our common stock to an individual in Florida pursuant to an Agreement for Conversion of Indebtedness to Common Stock, dated June 22 2011, entered into with the individual in Florida at a price of $0.01 per share resulting in the elimination of $75,000 of indebtedness on our books.  We believe that the issuance is exempt from registration pursuant to Section 3(a)(9) and/or Section 4(2) of the Securities Act of 1933, as amended.

On July 5, 2011, we issued 7,500,000 shares of our common stock to an individual in Florida pursuant to an Agreement for Conversion of Indebtedness to Common Stock, dated June 27 2011, entered into with the individual in Florida at a price of $0.01 per share resulting in the elimination of $75,000 of indebtedness on our books.  We believe that the issuance is exempt from registration pursuant to Section 3(a)(9) and/or Section 4(2) of the Securities Act of 1933, as amended.

On July 5, 2011, we issued 7,500,000 shares of our common stock to an individual in Florida pursuant to an Agreement for Conversion of Indebtedness to Common Stock, dated June 28 2011, entered into with the individual in Florida at a price of $0.01 per share resulting in the elimination of $75,000 of indebtedness on our books.  We believe that the issuance is exempt from registration pursuant to Section 3(a)(9) and/or Section 4(2) of the Securities Act of 1933, as amended.

ITEM 8.01. OTHER EVENTS

Effective as of June 6, 2011, we entered into a consulting agreement (the “Consulting Agreement”) with Mr. Corey Sandberg of Maplegrove, Minnesota, whereby he will provide services as a strategic advisor to the Company and as more specifically set out in Schedule “A” to the Consulting Agreement for a period of six months in exchange for a consulting fee of $2,500 per month payable monthly in arrears on the last day of each month plus reimbursement of expenses related to providing the services to us.  In addition, to the consulting fee and expense reimbursement, Mr. Sandberg may be entitled to an incentive bonus or stock options, which is at the sole discretion of our board of directors.  The Consulting Agreement will automatically renew for one year periods unless one party provide the other with 30 days written notice of non-renewal prior to the expiry of the term.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

On July 5, 2011, we issued a press release to announce the Option Agreement with Laberinto Holdings, S.A.  A copy of the press release that discusses this matter is filed as Exhibit 99.2 to, and incorporated by reference in, this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Agreement for the Sale and Assignment and Affirmation of Obligations

10.2	Form of Agreement for Conversion of Indebtedness to Common Stock

10.3	Mineral Property Option Agreement, dated June 29, 2011, between Laberinto Holdings, S.A. and Uranium 308 Corp.

99.1	Consulting Agreement, dated June 6, 2011, between Uranium 308 Corp. and Corey Sandberg

99.2	Press release, dated July 5, 2011, issued by Uranium 308 Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 6, 2011

URANIUM 308 CORP.

By:	/s/ Dennis Tan
Name:	Dennis Tan
Title:	President and a Director

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
10.1	Form of Agreement for the Sale and Assignment and Affirmation of Obligations	8
10.2	Form of Agreement for Conversion of Indebtedness to Common Stock	15
10.3	Mineral Property Option Agreement, dated June 29, 2011, between Laberinto Holdings, S.A. and Uranium 308 Corp.	22
99.1	Consulting Agreement, dated June 6, 2011, between Uranium 308 Corp. and Corey Sandberg	38
99.2	Press release, dated July 5, 2011, issued by Uranium 308 Corp.	48